Harbor Funds

Supplement to Prospectus dated March 1, 2022
March 18, 2022
On March 15, 2022, the Board of Trustees of Harbor Funds approved the reorganization of the Harbor Strategic Growth Fund (the “Fund”) into the Mar Vista Strategic Growth Fund (the “Acquiring Fund”), a newly created series of Manager Directed Portfolios. The Acquiring Fund will have the same investment objective as the Fund and substantially similar principal investment strategies and limitations. Mar Vista Investment Partners, LLC, the Funds’ subadviser, will continue to act as subadviser to the Fund until the closing of the reorganization and will serve as the investment adviser to the Acquiring Fund.
The reorganization will allow Fund shareholders to retain access to the Fund’s investment strategy and maintain continuity of portfolio management. Under the terms of the agreement and plan of reorganization approved by the Board of Trustees, the Fund will transfer all of its assets and known liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. Institutional Class, Investor Class and Retirement Class shareholders of the Fund will receive shares of equivalent share classes of the Acquiring Fund. Administrative Class shares of the Fund will be converted to Institutional Class shares of the Fund at the time of or shortly prior to the closing of the reorganization. Administrative Class shareholders will receive Institutional Class shares of the Acquiring Fund. The reorganization will not affect the value of your account in the Fund at the time of the reorganization. The reorganization is expected to be treated as a tax-free reorganization for U.S. federal tax purposes.
A shareholder meeting for the purpose of voting on the agreement and plan of reorganization is scheduled to be held in June 2022. Assuming shareholders approve the reorganization, the closing of the reorganization is expected to occur in July 2022. Shareholders of record will receive a prospectus/proxy statement prior to the meeting, which will provide further details about the Acquiring Fund, the meeting and the reorganization.
Investors Should Retain This Supplement For Future Reference
S0322A.P.HF